UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

CONTENT CHECKED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190656	99-0371233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8730 Sunset Blvd., Suite 240

West Hollywood, California 90069

(Address of principal executive offices) (Zip Code)

(424) 205-1777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2016, David Wells, the Interim Chief Financial Officer, Secretary and Treasurer of Content Checked Holdings, Inc., a Nevada corporation (the “Company”), notified the Company of his decision to resign from all of his positions with the Company, effective immediately.

The Company’s Board of Directors has been in the process of conducting a search for a qualified candidate to hire as the new full-time Chief Financial Officer and has now selected a specific candidate to appoint as the new Chief Financial Officer. The Company is currently finalizing the terms of his engagement and will announce the appointment as soon as possible via a separate Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Content Checked Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTENT CHECKED HOLDINGS, INC.

/s/ Kris Finstad
Name:	Kris Finstad
Title:	Chief Executive Officer and President

Dated: December 5, 2016